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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-2
                        (Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /X/
         PRE-EFFECTIVE AMENDMENT
         POST-EFFECTIVE AMENDMENT

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
         Amendment No. _____


                        GARTMORE MARKET NEUTRAL FUND LLC
               (Exact name of Registrant as specified in Charter)

                                 1200 River Road
                             Conshohocken, PA 19428
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (484) 530-1300

                            c/o Eric E. Miller, Esq.
                     Senior Vice President and Chief Counsel
                                 1200 River Road
                             Conshohocken, PA 19428
                     (Name and address of agent for service)

                                    Copy to:
                              Barbara Nugent, Esq.
                     Stradley, Ronon, Stevens and Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

             AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS
                             REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check
the following box                                                            /X/

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c)(1)

If appropriate, check the following box:

This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                               Proposed Maximum      Proposed Maximum
 Title of Securities        Amount Being      Offering Price Per    Aggregate Offering        Amount of
 Being Registered            Registered              Unit                 Price           Registration Fee
------------------      -------------------   -------------------  ------------------    -------------------
  Limited                    10,000,000         $10.00                 $100,000,000            $8,090
  Liability
  Company
  Interests

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

                  PART A - INFORMATION REQUIRED IN A PROSPECTUS
                  ---------------------------------------------

  ITEM                CAPTION                                    LOCATION IN PROSPECTUS
  ----                -------                                    ----------------------
    1         Outside Front Cover                                Outside Front Cover
    2         Cover Pages; Other Offering Information            Inside Front and Outside Back Cover Page
    3         Fee Table and Synopsis                             Summary of Fund Expenses
    4         Financial Highlights                               Not Applicable
    5         Plan of Distribution                               Plan of Distribution
    6         Selling Shareholders                               Not Applicable
    7         Use of Proceeds                                    Use of Offering Proceeds
    8         General Description of the Registrant              Outside Front Cover Page; Prospectus
                                                                 Summary; General Information
    9         Management                                         Prospectus Summary; Management of the Fund
   10         Capital Stock, Long-Term Debt, and Other           Capital Accounts; Plan of Distribution
              Securities
   11         Defaults and Arrears on Senior Securities          Not Applicable
   12         Legal Proceedings                                  Not Applicable
   13         Table of Contents of the Statement of              Table of Contents of the SAI; Table of
              Additional Information                             Contents (SAI)

             PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
             ----------------------------------------------------------------------

   14         Cover Page                                         Cover Page (SAI)
   15         Table of Contents                                  Table of Contents (SAI)
   16         General Information and History                    Not Applicable
   17         Investment Objectives and Policies                 Investment Policies and Practices (SAI)
   18         Management                                         Board of Managers (SAI); Investment
                                                                 Advisory Services (SAI)
   19         Control Persons and Principal Holders of           Control Persons (SAI)
              Securities
   20         Investment Advisory and Other Services             Investment Advisory Services (SAI);
                                                                 Custodian (SAI); Accountants and Legal
                                                                 Counsel (SAI)
   21         Brokerage Allocation and Other Practices           Brokerage (SAI)
   22         Tax Status                                         Tax Aspects (SAI)
   23         Financial Statements                               Financial Statements (SAI)

                Subject to Completion, Dated ______________, 2003

                                   PROSPECTUS

                        GARTMORE MARKET NEUTRAL FUND LLC

                       Limited Liability Company Interests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. Gartmore Market Neutral Fund LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek to generate consistently positive total returns over various market cycles in the range of 400 to 800 basis points over the prevailing Treasury bill rate.

The Fund does not have any operating history that investors can use to evaluate the Fund's performance. Investing in the Fund's limited liability company interests ("Interests") involves a high degree of risk. See "Risk Factors."

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Total Offering Amount.........................    $ 100,000,000
Sales Load(1).................................    $   3,500,000
Proceeds to the Fund..........................    $  96,500,000

Fund Interests will be offered and sold to qualified investors at net asset value. All investor funds for the initial closing of the sale of Interests, or for the closing of subsequent offerings, will be deposited in an escrow account for the benefit of the investors. See "Plan of Distribution - Purchase Terms."

RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by the Fund as determined by the Board of Managers of the Fund (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."

The Fund's Interests will not be traded or listed on an exchange and no secondary market is expected to develop. Investors do not have the right to redeem their Interests on a daily basis.

REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be

--------
(1) Investments may be subject to a sales charge of up to 3.50%, subject to wiavers for certain types of investors. See "Plan of Distribution."

determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of the last business day of June and December. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the investor's request. A redemption fee equal to 1.00% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than one year following the date of an initial investment in the fund by a member of the Fund ("Member"). See "Repurchases of Interests and Transfers."

Gartmore Distribution Services, Inc.("Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through Distributor and other brokers and dealers that have entered into selling agreements with Distributor. Interests will be sold only to Qualified Investors (as defined herein). Distributor expects to deliver Interests purchased in the initial offering on or about _______ , 2003, or such earlier or later date as Distributor may determine. The Fund will pay organizational and offering expenses estimated at $275,000 from the proceeds of the offering.

The Fund will pay an investor servicing fee to the investment adviser to the Fund, Gartmore SA Capital Trust ("GSA" or "Adviser"). This fee will be paid quarterly and computed at an annual rate of 0.50% of the net asset value of all outstanding Interests determined as of the last business day of each month (before any repurchases of Interests or the Incentive Allocation, as defined below). Adviser may pay Distributor for investor servicing out of this fee or other revenues derived by Adviser from the Fund. The Distributor may pay all or a portion of such fees to brokers and dealers that have entered into investor servicing agreements with the Fund and Adviser who provide investor services to the shareholders of the Fund. Distributor or its affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of Interests or servicing of investors. See "Plan of Distribution."

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information ("SAI") dated ____________, 2003, has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (484) 530-1300. The SAI is incorporated by reference into this prospectus in its entirety. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the
                                        ------------------
SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY............................................................8

SUMMARY OF FUND EXPENSES.....................................................14

RISK FACTORS.................................................................15

USE OF PROCEEDS..............................................................27

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES................................28

MANAGEMENT OF THE FUND.......................................................35

REPURCHASES OF INTERESTS AND TRANSFERS.......................................38

CAPITAL ACCOUNTS.............................................................41

TAXES........................................................................44

PLAN OF DISTRIBUTION.........................................................46

GENERAL INFORMATION..........................................................48

TABLE OF CONTENTS OF SAI.....................................................49

PROSPECTUS SUMMARY

This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the SAI.

THE FUND. Gartmore Market Neutral Fund LLC (the "Fund") is a newly formed limited liability company. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act.

GSA serves as the Fund's investment adviser. Gartmore Riverview, an affiliate of the Adviser, serves as the Fund's investment manager (the "Investment Manager"). Investors who purchase Interests in the offering, and other persons who acquire Interests and are admitted to the Fund by the Board, will become Members.

THE OFFERING. The Fund is offering $100,000,000 in Interests through Distributor, and through brokers and dealers that have entered into selling agreements with Distributor. See "Plan of Distribution." Distributor may accept orders for any lesser amount. It is expected that the initial offering of Interests will close on ___________, 2003, or earlier if fully subscribed.
Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board.

The minimum initial investment in the Fund by an investor is $50,000. Subsequent investments must be at least $25,000. Investments are subject to a sales load of up to 3.50%, computed as a percentage of the public offering price. Reduced minimum investment requirements apply, and no sales load will be charged, to certain types of investors. See "Plan of Distribution."

Distributor and Investment Manager and the brokers and dealers that have entered into investor servicing agreements with Distributor and/or Investment Manager will also receive investor servicing fees. See "Plan of Distribution--Investor Servicing Fee." In addition, Investment Manager, Distributor or their affiliates may pay from their own resources additional compensation to brokers or dealers that sell Interests to their customers.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The Fund's investment objective is to seek to generate consistently positive total returns over various market cycles in the range of 400 to 800 basis points over the prevailing Treasury bill rate.

The Fund will invest primarily in private investment funds (i.e., "hedge funds," referred to in this prospectus as "Portfolio Funds") that are managed by a select group of alternative asset managers (collectively referred to in this prospectus as "Portfolio Managers") that employ a wide range of specialized investment strategies. The Fund will allocate its assets dynamically among a variety of alternative investment strategies. Each strategy individually offers the potential for attractive investment returns and, when blended together within the Fund's portfolio, these strategies are designed to produce an overall investment exposure that has a low correlation to the general performance of U.S. and international equity, debt and other markets. The investment programs of the Portfolio Managers may include both market neutral strategies (such as merger arbitrage, convertible arbitrage and fixed income arbitrage, among others) as well as directional strategies (such as equity long-short, distressed securities investing and short selling, among others). These allocation choices will be made by Gartmore Riverview in its capacity as the Investment Manager.

Many of the investment programs of Portfolio Managers involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

ADVISER TO THE FUND. GSA serves as the Fund's investment adviser. It has operated as an investment adviser registered with the SEC since September 1, 1999. The Adviser was known as Villanova SA Capital Trust until January 25, 2002. Adviser has also adopted the trading group name "The Gartmore Group."

The Gartmore Group, including the Adviser and its affiliated advisers, managed more than $ 29.6 billion of assets as of December 31, 2002. The Adviser itself manages $ 4.4 billion. Since 1999, the Adviser and its affiliates have provided alternative investment solutions to a diverse client base, including financial institutions, mutual funds, other investment companies, investment managers and high net worth individuals.

INVESTMENT  MANAGER  TO THE  FUND.  Gartmore  Riverview  serves  as  the  Fund's day-to-day Investment Manager. Since its founding in 1998 as Riverview International Group, the Investment Manager has provided independent alternative investment solutions to a diverse client base, including corporations, financial institutions, educational institutions, and high net worth individuals. The Investment Manager managed approximately $400 million in assets as of December 31, 2002, primarily as a fund of hedge funds manager. An affiliate of the Adviser acquired Riverview International Group in June 2002.

The Investment Manager will have primary responsibility for selecting Portfolio Funds and determining the portion of the Fund's assets to be allocated to each Portfolio Fund. The Investment Manager will consider various criteria in selecting Portfolio Funds, including the historical investment performance of the respective Portfolio Manager; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Portfolio Manager's organization; and whether key personnel of the Portfolio Manager have substantial investments in the Portfolio Fund.

MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund will pay the Adviser a monthly fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or the IncenFive Allocation, described below).

The Adviser (or the Investment Manager as determined by the Adviser) is also entitled to receive a performance-based allocation equal to 10% of the net profits, if any, that otherwise would have been credited to the capital account of each investor (the "Incentive Allocation"). The Incentive Allocation is subject to a "high water mark," as described below, and attributable to the aggregate net asset value of the outstanding Fund investments in Portfolio Funds and Portfolio Accounts. The managers of such Portfolio Funds or Portfolio Accounts will receive fees, including performance fees, otherwise payable by such an account in accordance with the normal fee schedules of the manager for investment strategies of the sort identified and as negotiated with the Investment Manager.

The Incentive Allocation will be made only with respect to net profits allocable to an investor that exceed any net losses previously debited to the account of the investor that have not been offset by net profits subsequently credited to the account of the investor (subject to proportionate reduction of such net losses in making this computation if a portion of the investor's Interest has been repurchased by the Fund). This is known as a "high water mark" calculation.

The Incentive Allocation presents risks that are not present in funds without an incentive allocation. The overall fees and expenses payable by the Fund and its investors (including the Incentive Allocation) will be higher than those paid by most other registered investment companies, but generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund. See "Management of the Fund--Incentive Allocation."

INVESTOR QUALIFICATIONS. Interests are being offered only to "Qualified Clients" who are defined as investors who have a net worth (with their spouses) of more than $1,500,000 or who have at least $750,000 under the management of the Adviser and its affiliates (including any amount invested in this Fund).

The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000. Investors generally must hold their Interests through Distributor or through a broker or dealer that has entered into an investor servicing agreement with the Fund. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes. See "Investor Qualifications."

An investment in the Fund involves substantial risks. It is possible that an investor may lose some or all of his or her investment. Before making an investment decision, an investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs.

RISK FACTORS AND SPECIAL CONSIDERATIONS. An investment in the Fund involves substantial risks and special considerations, including the following:

o    Investing in the Fund can result in a loss of capital invested.
o Various risks are associated with the securities and other instruments in which Portfolio Managers may invest and the specialized investment techniques they may use.
o The Fund is, and certain Portfolio Funds may be, newly formed and have no operating histories.
o Interests in the Fund are subject to substantial restrictions on transfer and have limited liquidity.
o    The Fund is a non-diversified fund.
o Portfolio Managers will receive asset-based fees and typically will also be entitled to receive performance-based allocations from the Portfolio Funds. These are in addition to the fees and performance-based allocation imposed by the Fund.
o Performance-based allocations may create incentives for the Investment Manager or a Portfolio Manager to make more risky investments.
o The Adviser and Portfolio Managers may have conflicts of interest because they may manage other investment accounts with contrary investment objectives or styles. The Adviser does not anticipate that these conflicts will impair the operation or performance of the Fund. The Adviser has procedures to mitigate the impact of any conflict presented between the management of any Portfolio Fund or any account or investment vehicle of the Fund, managed by a Portfolio Manager retained by the Fund ("Portfolio Account"), by the Adviser or its affiliates and the Fund.
o Portfolio Funds generally will not be registered as investment companies under the Investment Company Act, but rather will be private placement entities eligible for exemption from registration under the securities laws.
o The Investment Manager may have little or no means of independently verifying information provided by Portfolio Managers.
o Investors will bear fees, expenses and performance-based allocations at the Fund level and also at the Portfolio Fund or Portfolio Account level.
o The Fund may be subject to performance-based allocations by Portfolio Managers even if the Fund's overall returns are negative.
o Portfolio Funds may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit. There is no practical way for the Fund to avoid this possibility because the Portfolio Funds will not disclose such information to the Fund other than substantially after the fact.
o The Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain times.
o The Fund may receive securities that are illiquid or difficult to value in connection with withdrawals and distributions from Portfolio Funds.
o Delays in Portfolio Manager reporting may delay reports to Members and require Members to seek extensions of the deadline to file their tax returns.
o The fees and performance-based allocations payable by the Fund and Members are higher than those of most other registered investment companies.

In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Manager will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund will achieve its investment objective. See "Risk Factors."

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

INVESTOR SERVICING FEE. The Fund will pay an investor servicing fee to GSA. This fee will be paid quarterly and computed at the annual rate of 0.50% based on the net asset value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or the Incentive Allocation, as defined below). All or a portion of the investor servicing fee may be paid to brokers and dealers that have entered into investor servicing agreements with the Fund and that provide investor services. Distributor or GSA, or their respective affiliates may pay from their own resources additional compensation to brokers and dealers in connection with the sale and distribution of Interests or servicing of investors. See "Plan of Distribution."

ADMINISTRATIVE FEE. The Fund will pay_________________, the Fund's administrator (the "Administrator"), a monthly fee not to exceed ______% of the Fund's net asset value on an annual basis in consideration of certain administrative, accounting and investor services provided by the Administrator, and will reimburse the Administrator for certain out-of-pocket expenses. See "Management of the Fund--Administrator and Custodian."

BORROWING. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund does not currently have any intention of borrowing for investment purposes. Borrowings by the Fund, including any borrowings on behalf of Portfolio Accounts, will be subject to a 300% asset coverage requirement under the Investment Company Act. Borrowings by Portfolio Funds are not subject to this requirement. Borrowings by Portfolio Accounts will be considered borrowings by the Fund and as such will be subject to this requirement in the aggregate. Any borrowings by the Fund for investment purposes (a practice know as "leverage") will be made solely for Portfolio Accounts and involve certain risks. See "Risk Factors - Leverage; Borrowing" and "Investment Objective and Principal Strategies - Borrowing; Use of Leverage."

DIVIDEND/DISTRIBUTION POLICY. The Fund is not a corporation and does not pay dividends. The Fund has no present intention of making periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes. See "Taxes."

UNLISTED CLOSED-END STRUCTURE. The Fund is a closed-end management investment company ("Closed-end Fund"). Closed-end Funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a Closed-end Fund, such as the Fund, do not have the right to redeem their shares or interests on a daily basis.

LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS. In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund, as described below. If an investor attempts to transfer its Interest in violation of the LLC Agreement, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment. Interests generally may be held only through Distributor or a broker or dealer that has entered into a selling agreement with Distributor, an affiliate of the Adviser, or the Fund, where appropriate.

REPURCHASES OF INTERESTS. No Member will have the right to require the Fund to redeem the Member's Interest. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders of their Interests by Members to the Funds. In its sole discretion, the Board may limit the amount of the total repurchases at any time and so the amount repurchased from any one Member may be pro-rated. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests as of December 31, 2003 and, thereafter, twice each year, as of the last business day of June and December. The LLC Agreement provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request. There are tax consequences to any repurchase. (See the discussion of Taxes in the SAI).

If a repurchase offer is oversubscribed by Members who tender their Interests, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member for repurchase by the Fund. In addition, the Fund may redeem all or a portion of a Member's Interest if, among other reasons, the Adviser determines that it would be in the best interests of the Fund to do so. See "Repurchases of Interests and Transfers--No Right of Redemption" and "--Repurchases of Interests."

In determining whether to cause the Fund to repurchase interests, the Board will consider the recommendation of the Adviser, and shall also consider the following factors, among others:

o how many Members have requested repurchase of their interests and the portion of the capital of the Fund represented thereby;
o    the liquidity of the Fund's assets at the projected time of repurchase;
o    the investment plans and working capital needs of the Fund;
o    the relative economies of scale with respect to the size of the Fund;
o    the history of the Fund in repurchasing Interests;
o    the economic conditions of the securities markets;
o    the anticipated tax consequences of any proposed repurchase;
o whether the repurchase could cause the Fund to fail to meet certain asset coverage requirements imposed by the Investment Company Act; and

o whether the amount of securities which would need to be liquidated to met the Repurchase request can be liquidated in an orderly fashion in light of current market conditions and whether such liquidation would have an adverse effect on the Fund.

TAXATION. Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund also has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Department of the Treasury, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on the Member's own annual tax return such Member's distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Taxes."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES. Because the Fund and Portfolio Funds in which it invests may use leverage, investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and other tax-exempt investors may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests. See "Taxes."

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
         Maximum sales load (as a percentage of offering price).........3.50%(1)
         Maximum redemption fee..... ...................................1.00%

Annual Expenses (as a percentage of net assets attributable to
Interests)
         Management fee....... .........................................1.00%
         Investor Servicing Fee.. ......................................0.50%
         Administration Fee.............................................0.25%
         Other expenses.................................................0.50%
         Total annual expenses (other than Incentive Allocation
                  and interest expense).................................2.25%

----------------
(1) Investments are subject to a sales load of up to 3.50% as a percentage of the public offering price. No sales load will be charged to certain types of investors. See "Plan of Distribution."

Incentive Allocation......................................10% of net profits (2)

The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other expenses," as shown above, is an estimate, assuming Fund net assets of $100 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

EXAMPLE 1
--------------------------------------------------------------------------------

An investor would pay the following expenses on a cumulative basis on a $50,000 investment, assuming a 5% annual return:

            --------------------------------------------------------------------
             1 year           3 years          5 years             10 years
            --------------------------------------------------------------------
             $                $                $                   $
            --------------------------------------------------------------------

EXAMPLE 2
--------------------------------------------------------------------------------

An investor would pay the following expenses on a cumulative basis on a $50,000 investment, assuming a 5% annual return:

            --------------------------------------------------------------------
             1 year           3 years          5 years             10 years
            --------------------------------------------------------------------
             $                $                $                   $
            --------------------------------------------------------------------

The Examples are based on the fees and expenses set forth above, including the Incentive Allocation (based on a 5% annual rate of return), and should not be considered a representation of future expenses. The Fund's organizational and offering costs are not reflected in the table or in the Examples. See "Capital Accounts - Allocation of Special Items." The Examples also do not reflect the expenses of the Portfolio Funds. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the Examples. If the actual rate of return exceeds 5%, the dollar amounts of expenses could be significantly higher as a result of the Incentive Allocation.

RISK FACTORS

An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Portfolio Managers and invests in Portfolio Funds and Portfolio Accounts that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to

----------
(2) The Adviser (or a designated affiliate of the Adviser) is entitled to receive the Incentive Allocation, subject to a "high water mark" calculation. The Incentive Allocation will be debited from each Member's capital account and credited to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"), and generally will be made as of the end of each fiscal year and tax year (commencing December 31, 2003), and upon the repurchase of the Member's Interest (or a portion thereof). See "Management of the Fund--Incentive Allocation."

the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds and Portfolio Accounts. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

INVESTMENT-RELATED RISKS OF SECURITIES ACTIVITIES OF PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the Portfolio Managers' styles of investing.

          EQUITY  SECURITIES.   Portfolio  Funds  may  include  long  and  short
          positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Portfolio Managers also may invest in depositary receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

          FIXED-INCOME SECURITIES. The value of fixed-income securities in which Portfolio Funds and Portfolio Accounts invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit-worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows. Values of fixed-income securities vary inversely with interest rates.

          NON-U.S. INVESTMENTS. It is expected that Portfolio Funds and Portfolio Accounts will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S.

          companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets of countries other than the United States than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in non-U.S. currencies or traded in non-U.S. markets. Portfolio Managers may, but are generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

          ILLIQUID PORTFOLIO INVESTMENTS. Portfolio Funds and Portfolio Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund or Portfolio Account may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

          LAYERED INVESTMENT. The fund of funds structure of the Fund could result in a greater risk to investors than that posed by investment in a single fund, if the Adviser, or the Investment Manager, is unsuccessful in selecting funds that complement each other but rather conflict with each other. It is possible that the gains of one fund may be offset by losses in another fund. Also, the positive impact of any one investment will be diluted by the multiple fund investments of the Fund; similarly, the negative impact of any one investment will be reduced because of this diversification.

          Given the limited  information  provided by the  underlying  Portfolio
          Funds as to their portfolio composition, it is possible that on a combined basis, the Fund will have a greater exposure to any one issuer, industry, region or sector than would have been the case with a direct investment or that a long position in one fund may be offset by a short position in the same underlying security in another. The Fund will be managed to generate a consistently positive return, as determined by the returns of the underlying Portfolio Funds and Accounts irrespective of these overlapping investment possibilities.

          LEVERAGE. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. However, the Fund does not currently have an intention of borrowing for investment purposes.Leverage can dramatically increase the impact of any particular investment and could result in the Fund being required to liquidate other investments to meet margin requirements and to repay the indebtedness. Because the Fund is organized as a limited liability company under Delaware law, the Investment Manager believes that the members will not be responsible for any indebtedness in excess of the amount of their investment in the Fund.

          Portfolio Funds also will engage in leverage transactions without the consent of or supervision by the Fund or the Investment Adviser. It is possible that a Portfolio Fund will have to liquidate its investments to meet margin requirements or repay indebtedness. The Fund will only invest in either limited liability company interests or limited partnership interests with respect to Portfolio Funds so that its exposure to any one strategy is limited to the amount of the Fund's investment therein. If the Fund sets up Portfolio Accounts, the Fund will be required to create prime brokerage arrangements for such
          Accounts. Because of the liability risks associated with such strategies, the Fund will only create a Portfolio Account after it has received an exemptive order of the SEC, or assurances from the SEC staff, or a positive vote of the Members of the Fund, and then only if no other strategy to minimize the risk of such arrangement is available.

RISKS ASSOCIATED WITH SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

HIGHLY VOLATILE MARKETS. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's or Portfolio Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds and Portfolio Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

The Portfolio Managers may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's or Portfolio Account's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments in which the Portfolio Funds or Portfolio Accounts may invest in the future that cannot be determined at this time or until such instruments are developed or used for investment by Portfolio Funds or Portfolio Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received. The seller gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option.

The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

HEDGING TRANSACTIONS. The Portfolio Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to protect a Portfolio Fund's or Portfolio Account's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all.

A Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events. However, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction.

In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Portfolio Funds or Portfolio Accounts effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets.

To the extent a Portfolio Fund or Portfolio Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund or Portfolio
Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund or Portfolio Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund or Portfolio Account has concentrated its transactions with a single or small group of counterparties. Portfolio Funds and Portfolio Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify this risk among a number of counter parties, intends to monitor counterparty credit exposure of Portfolio Funds and Portfolio Accounts. The ability of Portfolio Funds and Portfolio Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

LEVERAGE; INTEREST RATES; MARGIN. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. However, the Fund does not currently have an intention of borrowing for investment purposes. Portfolio Funds generally are also permitted to borrow money. The Fund, Portfolio Funds and Portfolio Accounts may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds and Portfolio Accounts may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well.

Any event that adversely affects the value of an investment, either directly or indirectly, by a Portfolio Fund or Portfolio Account could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund. Any borrowings by the Fund for investment purposes will be made solely for Portfolio Accounts.

In general, the anticipated use of short-term margin borrowings by Portfolio Funds and Portfolio Accounts results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds or Portfolio Accounts have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds or Portfolio Accounts could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund or Portfolio Account, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

While the Fund is a registered closed end fund and is subject to the limitations on leverage under the Investment Company Act, such as the requirement that any borrowing by the Fund from a bank must be subject to 300% asset coverage and assets must be segregated to meet the amount of debt incurred) the Portfolio Funds are not subject to such rules and limitations. That means that the Fund could be exposed to a loss of its investment if the Portfolio Fund is unable to discharge its indebtedness. The Fund will invest only in limited partnership interests, or limited liability company interests, or corporate shares of Portfolio Funds that are organized as limited partnerships, limited liability companies or corporations, respectively, in order to limit the Fund's risk to the amount invested in each.

SHORT SELLING. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice. If there is short selling at the Fund level (as opposed to at the level of the Portfolio Funds) the Fund will be required to create a segregated asset account with its prime broker an set aside assets to discharge the borrowing as required by the Investment Company Act and the rules promulgated thereunder.

GENERAL RISKS

LACK OF OPERATING HISTORY. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund's investment performance. Certain Portfolio Funds may also be newly formed entities that have no operating histories. In such cases, the Investment Manager will have evaluated the past investment performance of Portfolio Managers or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Portfolio Fund managed by a Portfolio Manager. Although the Investment Manager has considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to its clients, the Fund's investment program should be evaluated on the basis that there can be no assurance that the Investment Manager's assessments of Portfolio Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. In an attempt to offset this risk, no more than 10% of the Fund's net assets will be allocated to any one Portfolio Manager. The Investment Manager believes that this approach will help to reduce overall investment risk.

INCENTIVE ALLOCATION. Each Portfolio Manager generally will be entitled to receive performance-based allocations, expected to range from 15% to 25% of net profits. Performance-based allocations may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains.

In addition, the Adviser (or the Investment Manager as designated by the Adviser) will be entitled to receive an Incentive Allocation of 10% of the Fund's net profits. This special allocation may create an incentive to make investment decisions on behalf of the Fund that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because Incentive Allocations are calculated on a basis that includes unrealized appreciation of the Fund's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. See "Fund Fees and Expenses--Incentive Allocation."

CONFLICTS OF INTEREST. The Adviser, the Investment Manager and their affiliates, as well as many of the Portfolio Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Portfolio Funds. In addition, investment professionals associated with the Adviser, the Investment Manager or Portfolio Managers may carry on investment activities for their own accounts and the accounts of family members (collectively referred to, with other accounts managed by the Adviser, the Investment Manager and their affiliates, as "Other Accounts"). The Fund and Portfolio Funds have no interest in these activities. As a result of the foregoing, the Adviser, the Investment Manager and Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

It is the policy of the Investment Manager, and generally also the policy of the Portfolio Managers, that the investment decisions for the Fund, Portfolio Accounts and Other Accounts be made based on a consideration of their respective objectives and policies, and other needs and requirements affecting each account that they manage, and that investment opportunities be fairly allocated among their clients, including the Fund and the Portfolio Funds. However, there may be circumstances under which a Portfolio Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Portfolio Fund's assets they commit to such investment. There also may be circumstances under which the Investment Manager or a Portfolio Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or a Portfolio Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. The Adviser, the Investment Manager, Portfolio Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Portfolio Funds and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Portfolio Funds.

The Investment Manager and its respective affiliates will receive fees and expenses as per the arrangements in each Portfolio Account in which the Fund invests and each investor will pay its pro rata portion of these expenses. If the Fund gives assets to a Portfolio Manager not in the form of a legal entity separate from the Portfolio Manager, but rather as a Portfolio Account, the costs of such Portfolio Account will be borne directly by the Fund. These fees are separate and apart from all other fees earned by the Investment Manager for acting in its capacity as the Investment Manager. The Fund may create "special purpose entities" for Portfolio Accounts that will turn such Portfolio Accounts into Portfolio Funds, for administrative convenience or to minimize any risk to the Fund presented by a Portfolio Account structure or both. The Investment Manager, Portfolio Managers and their respective affiliates and Portfolio Funds may invest in a contrary fashion to each other. The Investment Manager will not (and typically can not) reconcile such positions.

RISKS ASSOCIATED WITH TAX LIABILITIES. A noncorporate Member's share of the Fund's investment expenses (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining the noncorporate Member's alternative minimum tax liability. See "Taxes."

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income and realized capital gains, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

POSSIBLE DELAYS IN REPORTS TO MEMBERS AND SCHEDULE K-1s. The federal tax laws require the Fund to furnish an information statement (called a Schedule K-1) to investors each year so they can report their share of the Fund's income, gains, losses and expenses on their own properly filed Federal income tax returns. It is unlikely that the Fund will be able to provide final Schedule K-1s to Members for any given fiscal year until significantly after April 15 of the following year. The Fund will endeavor to provide Members with estimates of the taxable income or loss allocated to their investment in the Fund on or before such date, but final Schedule K-1s will not be available until completion of the Fund's annual audit (which may be six months or more after year-end). Members will be required to obtain extensions of the filing date for their income tax returns at both the Federal, state and local level and to estimate the additional taxes due with respect to their investment in the Fund and deposit such estimates with their extension requests.

CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES. Investors subject to ERISA, and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase
Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund and the Portfolio Funds in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests.

RISKS ASSOCIATED WITH MULTI-MANAGER STRUCTURE

Portfolio Funds generally will not (and Portfolio Accounts will not) be registered as investment companies under the Investment Company Act. Therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Portfolio Funds. Although the Investment Manager expects to receive detailed information from each Portfolio Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager.

By investing in the Portfolio Funds and Portfolio Accounts indirectly through the Fund, investors bear asset-based fees and performance-based allocations at the Fund level and the Portfolio Fund or Portfolio Account level. Similarly, Members bear a proportionate share of the other operating expenses of the Fund (including the Investor Servicing Fee and administrative expenses) and, indirectly, similar expenses of the Portfolio Funds and Portfolio Accounts. An investor who meets the conditions imposed by the Portfolio Managers, including investment minimums that may be considerably higher than the $50,000 minimum imposed by the Fund, could invest directly with the Portfolio Managers.

Each Portfolio Manager will receive any performance-based allocation to which it is entitled irrespective of the investment performance of other Portfolio Managers or the investment performance of the Fund generally. Thus, a Portfolio Manager with positive investment performance will receive this allocation from the Fund (and indirectly from Members) even if the Fund's overall investment return is negative. Investment decisions of the Portfolio Managers are made independently of each other. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund or Portfolio Account whose shares are being sold by another Portfolio Manager for another Portfolio Fund or Portfolio Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time:

o may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest;
o    may have to borrow money to repurchase Interests; and
o may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so.

Any of these events may adversely affect the Fund's investment return or increase the Fund's expenses.

Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Subject to certain limitations imposed by the Investment Company Act, the Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Managers from liability, damage, cost or expense arising out of, among other things, certain acts or omissions.

PORTFOLIO ACCOUNT ALLOCATIONS. The Fund may on occasion allocate its assets to a Portfolio Manager by retaining the Portfolio Manager to manage a Portfolio
Account for the Fund, rather than invest in the Portfolio Manager's Portfolio Fund. Portfolio Accounts can expose the Fund to theoretically unlimited liability, and it is possible, given the leverage at which certain of the Portfolio Managers will trade, that the Fund could lose more in a Portfolio Account that is managed by a particular Portfolio Manager than the Fund has allocated to such Portfolio Manager to invest. This risk may be avoided if the Fund, instead of retaining a Portfolio Manager to manage a separate account comprised of a designated portion of the Fund's assets, creates a separate investment vehicle for which a Portfolio Manager will serve as general partner and in which the Fund will be the sole limited partner, or creates a separate investment vehicle where the Fund is the sole member and were the Portfolio Manager will be engaged as a subadviser of such vehicle. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Portfolio Accounts. Further, one or more of these structures may require an exemptive order from the SEC or a vote of the Members of the Fund.

VALUATION ESTIMATES. In most cases, the Fund will have little ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the Fund's annual audit is completed.

Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. An investment in the Fund provides limited liquidity since Interests may be held only through the distributor or a broker or dealer that has entered into a selling agreement with the distributor and/or with Gartmore Distribution Services, Inc. Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, or unexpected realized gains, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests. No assurance can be given that these efforts will be successful.

If a Member tenders its Interest (or a portion of its Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates without the consent of the Investment Adviser. However, the value of Interests that are tendered by Members generally will not be determined until a date approximately one month later and will be based on the value of the Fund's assets as of such later date. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase.

The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio in connection with the repurchase of Interests by the Fund. Any investments so distributed will be readily marketable. Members will incur commissions and other transaction costs in disposing of the investments. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

USE OF OFFERING PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of the initial offering of Interests. Based on current market conditions, the Investment Manager expects the Fund will be fully invested within three months. Pending full investment of the proceeds of the offering in Portfolio Funds or through Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities. The Fund will pay organizational and initial offering expenses estimated to be $275,000 from the proceeds of the offering.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek to generate consistently positive total returns over various market cycles in the range of 400 to 800 basis points over the prevailing Treasury bill rate. No assurance can be given that the Fund will achieve its investment objective.

The Fund's investment objective is not fundamental and may be changed without the approval of the Members. Except as otherwise stated in this prospectus or in the Fund's SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

INVESTMENT PROGRAM

The Fund pursues its investment objective by allocating its assets for investment among Portfolio Funds, managed by a select group of alternative asset managers employing a wide range of specialized investment strategies. The Fund will allocate its assets among a variety of alternative investment strategies that each individually offer the potential for attractive investment returns and that, when blended together within the Fund's portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. The Investment Manager is primarily responsible for selecting the Portfolio Funds and determining the portion of the Fund's assets to be allocated to each Portfolio Fund, subject to the general supervision of the Adviser. The Fund will implement these allocation decisions primarily by investing in private investment partnerships (and similar investment vehicles) that are managed by Portfolio Managers. The typical Portfolio Fund will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage used.


The purpose of portfolio construction is to create a portfolio that has a high probability of meeting the Fund's risk and return requirements. Following the manager evaluation process, the Investment Manager identifies a group of high-quality funds that have attractive risk/return characteristics, some of which are compatible with a market-neutral portfolio. The Investment Manager also obtains a detailed understanding of how each of the funds earns their returns, what are the significant risk exposures for each fund, and under what market conditions each strategy can be expected to perform well, and expected to perform poorly. This information is obtained in the "bottom up" evaluation of hedge funds. The Investment Manager now employs a more "top-down" approach to construct the portfolio from this group of qualified funds.

The portfolio construction process begins with a top-down approach to achieve desired strategy allocations. The Investment Manager then moves down one level and determines the allocation to each sub-strategy, and finally determines the allocation to a specific manager. The Investment Manager utilizes a manually intensive process, where the Investment Manager considers the contribution of each prospective Portfolio Fund to the return and risk of the portfolio being constructed.

The Investment Manager starts by diversifying among the following broadly defined market-neutral strategies:

o    Market-neutral equity (including statistical arbitrage).

o    Equity derivative arbitrage (primarily convertible bond arbitrage).

o    Fixed income relative value and arbitrage.

o    Merger arbitrage.

The Investment Manager selects approximate target weights for each strategy. These weights are expected to be relatively stable over time, but may evolve somewhat as market conditions change.

Within each of these broadly defined strategy categories, the Investment Manager identifies sub-strategies that the Investment Manager wishes to include in the portfolio. For example, within market-neutral equity the Investment Manager might identify funds that fall into the following sub-strategies:

o    Fundamental oriented stock picking (either growth or value)

o    Quantitative oriented strategies

o    Statistical Arbitrage

o    Funds that operate in specific markets or sectors

The weights the Investment Manager assigns to particular sub-strategies may depend on market conditions, as well as the mix of funds that are candidates for inclusion in the Fund's portfolio.

Thus the Fund's portfolio is constructed with the aim of diversification not only among strategies but also within strategies. Many prospective Portfolio Funds in the same strategy have a low correlation with each other. This may be due to the variant of the strategy employed, and result in significantly different returns from another fund in the same category. For example, convertible bonds are hybrid securities that have features of a bond and a stock. One convertible bond arbitrage manager may primarily invest in high-delta, low-premium securities that are affected more by the stock component than the bond component. Another convertible bond arbitrage manager may invest in lower-delta, higher-premium securities that have greater exposure to the bond component. The risk and returns patterns of these two funds can be quite different, though both might be correctly classified as market neutral convertible bond arbitrage funds.

The Investment Manager will select Portfolio Funds that tend to have low volatility and correlation to one another, since the Investment Manager can then achieve a portfolio that can be expected to have low volatility. Ordinarily this suggests the use of a mean-variance portfolio optimizer. While the Investment Manager's principals have extensive experience in the development and use of portfolio optimization software, the Investment Manager does not believe that this is necessarily the best approach in the case of hedge fund portfolios. The problem is in the difficulty of getting reasonable estimates of expected volatilities and correlations of the funds. The Investment Manager does not believe that historical monthly return series, which are often quite short, provide sufficiently reliable estimates of future volatilities and correlations. Other methods of estimating these quantities are also questionable.

The Investment Manager does, however, use portfolio optimization as a tool to check the portfolio the Investment Manager has constructed. The Investment Manager does this by calculating efficient frontiers using different return and volatility assumptions, and comparing its manually selected portfolio to the efficient frontier. The Investment Manager can then observe the effect on the expected portfolio risk and return as the Investment Manager manually sets the positions of individual funds.

The Investment Manager takes a three-tiered approach to asset allocation and Portfolio Fund selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of Portfolio Funds whose investment styles and historical investment returns and risk characteristics best embody those attributes.

The investment programs of the Portfolio Funds may include both market neutral strategies, such as long/short equity investing and various types of arbitrage strategies, as well as directional strategies, such as event driven and distressed investments. Although some Portfolio Funds may pursue strategies that historically have exhibited low correlation to traditional equity markets, other Portfolio Funds may pursue directional strategies. Many of the investment programs of Portfolio Funds involve the use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. The Portfolio Funds' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

The term "arbitrage" refers to the investment strategy whereby an investor simultaneously purchases and sells a similar security in different markets. "Market neutral" refers to an investment strategy whereby the manager attempts to obtain real returns absent market movement by utilizing long/short investing. "Event driven" refers to the strategy of investing in reaction to the occurrence of certain circumstances and "distressed investments" refers to the practice of buying the equity or debt of companies that are in or are facing bankruptcy, with the hope that the securities purchased at a low price will appreciate when and if the company issuing them comes out of bankruptcy.

The Fund is not limited with respect to the types of investment strategies that Portfolio Funds may employ or the markets or instruments in which they invest. The investment strategies of the Portfolio Funds may include, among others:

o    long/short equity;

o    equity hedging and arbitrage;

o    fixed income hedging and arbitrage;

o    currency hedging and arbitrage;

o    index arbitrage;

o    interest rate arbitrage;

o    merger arbitrage;

o    convertible bond and warrant hedging;

o    statistical long/short equity strategies;

o    pairs trading;

o    event driven investing; and

o    distressed issuer investing.

These investment strategies are the strategies of the Portfolio Funds from which the Fund will derive its performanceand they are described in more detail in the SAI.

The Fund reserves the right to borrow money, issue senior securities, concentrate its investments in particular industries or groups of industries and to be "non-diversified" within the meaning of the Investment Company Act, purchase and sell commodities (primarily financial futures contracts and currency options and forward contracts) consistent with the limitations of the Investment Company Act.

The Fund will invest in limited partnerships, limited liability companies, joint ventures, other investment companies and similar entities managed by Portfolio Managers. In addition, the Fund may on occasion retain Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). (Any arrangement in which the Fund retains a Portfolio Manager to manage an account or investment vehicle for the Fund is referred to as a "Portfolio Account." Portfolio Accounts will only be created where the Fund has received an order from the SEC allowing it to engage in a manager of managers program, or assurances from the staff of the SEC that such activity will not be subject to challenge by the staff, or where the Members of the Fund have voted to allow such action to be taken with respect to a particular Portfolio Account.)

The Investment Manager will select Portfolio Funds on the basis of various criteria, generally including, among other things the Portfolio Fund's performance during various time periods and market cycles; the Portfolio
Manager's  reputation,   experience  and  training;  its  articulation  of,
and adherence to, its investment philosophy; the presence and deemed effectiveness of its risk management discipline; results of on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and the existence of substantial investments in the Portfolio Fund's investment program by key personnel of the Portfolio Manager.

The Investment Manager will periodically evaluate each Portfolio Fund to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Investment Manager will allocate and reallocate the Fund's assets among Portfolio Funds and may terminate or add Portfolio Managers (subject to the limitations set out above and below). The termination and addition of Portfolio Managers that manage Portfolio Funds will not require the approval of Members. See "Investment Objective and Principal Strategies." The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the persons comprising the Board (the "Managers") who are not "interested persons," as defined by the Investment Company Act, of the Fund or the Portfolio Manager (the "Independent Managers"). The retention of a Portfolio Manager will in such cases also be subject to approval by Members, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.

Portfolio Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments. Portfolio Managers pursuing arbitrage strategies utilize a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.

The multi-manager approach followed by the Fund will involve allocation of the Fund's assets to Portfolio Funds that employ various investment styles and strategies and will provide investors access to a variety of Portfolio Funds. The Fund will invest in various types of Portfolio Funds managed by Portfolio Managers, including limited partnerships, joint ventures, other investment companies and similar entities. However, the Fund may on occasion retain Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). The retention of a Portfolio Manager to manage a Portfolio Account is subject to the approval of the Board, including a majority of the Independent Managers. The retention of a Portfolio Manager will in such cases also be subject to approval by Members, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Portfolio Manager be registered as an investment adviser under the Advisers Act, and the Fund's contractual arrangements with the Portfolio Manager will be subject to the requirements of the Investment Company Act applicable to investment advisory contracts.

Generally, no more than 10% of the Fund's net assets will be allocated to any one Portfolio Fund, except that, if a Portfolio Manager manages more than one style, the Portfolio Manager may manage in the aggregate more than 10% of the Fund's net assets. Under no circumstances may the Fund invest more than 10% of its assets in any one Portfolio Fund, subject to the following further limitations. In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of the Portfolio Fund's voting securities, absent an SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in a Portfolio Fund deemed attractive by the Adviser, the Fund may purchase non-voting securities of Portfolio Funds or contractually forgo its voting rights, subject to a limitation that the Fund will not purchase voting and non-voting interest in a Portfolio Fund that in the aggregate represent 25% or more of a Portfolio Fund's outstanding equity.

Portfolio Funds will generally invest in marketable securities as well as privately placed securities and other investments that are illiquid. Interests in Portfolio Funds will not themselves be marketable and will only have limited liquidity. Portfolio Funds may invest and trade in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Portfolio Funds are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value, growth or bottom-up or top-down analysis). In managing Portfolio Funds, the Portfolio Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). However, the Fund's investment policies and restrictions, and limitations imposed by the Investment Company Act, will apply in the case of Portfolio Accounts.

In lieu of investing in funds advised by Portfolio Managers, the Fund may on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets in accordance with the Portfolio Manager's specialized investment style. That is to say, the Fund will, instead of investing in an underlying private investment fund, assign assets to a Portfolio Manager to manage.

BORROWING; USE OF LEVERAGE

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes but, as previously mentioned, has no present intention to do so for investment purposes. Portfolio Funds generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Portfolio Funds may make extensive use of leverage. See "Risk Factors - Leverage; Borrowing."

The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. The Asset Coverage Requirement will apply to borrowings by Portfolio Accounts.

SHORT SELLING

If the Fund engages a Portfolio Manager to manage a Portfolio Account, the Fund may sell securities short in such Account. To effect a short sale, the Fund would need to set up a prime brokerage account that would act as a segregated asset account to cover the short sale, will borrow the security from the prime broker or other permissible financial intermediary, and make delivery to the buyer. The Fund would then be obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

DERIVATIVES

Portfolio Funds and Portfolio Accounts may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INSTRUMENTS

The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

INVESTMENT MANAGER PERFORMANCE HISTORY

Appendix C contains investment performance information for a private investment partnership that is managed by the Investment Manager using the same personnel as will manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by the Investment Manager. It should not be viewed as indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

MANAGEMENT OF THE FUND

GENERAL

The Fund's Board of Directors provide broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of independent directors.

GSA serves as the Fund's investment adviser, subject to the ultimate supervision of, and subject to any policies established by, the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser has operated as an investment adviser registered with the SEC since September 1999, having been formed in March of 1999. The Adviser (including its affiliates, subsidiaries and other members of the Gartmore Group) managed more than $29.6 billion of assets as of December 31, 2002. The Adviser is located at 1200 River Road, Conshohocken, PA 19428, and is an indirect, majority owned subsidiary of Nationwide Mutual Insurance Company.

Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program and for providing various administrative services to the Fund including, among other things, providing office space and other support services. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser the Management Fee computed at the annual rate of 1.00% of the aggregate net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or Incentive Allocations). The Adviser (or an affiliated company designated by the Adviser) is also entitled to be the Special Advisory Member and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member. See "Management of the Fund--Incentive Allocation."

The Adviser has engaged the Investment Manager to provide day-to-day investment management services to the Fund.

MANAGEMENT TEAM

The following personnel of the Adviser and Investment Manager will be the persons primarily responsible for selecting Portfolio Funds and allocating the Fund's assets among the Portfolio Funds:

The Fund will be co-managed by Brian Denny and Steve Turi of the Investment Manager. Since 1999, both Mr. Denny and Mr. Turi have been managing partners and Co-Chief Investment Officers of Gartmore Riverview. Prior to 1999, Mr. Denny served as Portfolio Manager, Rumson Capital, a global equity and fixed income hedge fund. He was previously employed by Kidder Peabody & Co. as Senior Vice President responsible for proprietary trading, international interest rate swaps and swaptions, equity derivatives, foreign exchange, path dependent and complex options and energy derivatives.

Prior to 1999, Mr. Turi served as Director of Barclays Capital and a senior member of the Equity Finance Team responsible for managing proprietary desk and hedge fund relationships across multiple products including equities and equity derivatives. He was previously employed by Daiwa Securities America where he was co-head of Global Equity Derivatives & Program Trading.


ADMINISTRATOR AND CUSTODIAN

The Administrator provides certain administration, accounting and investor services for the Fund. The Fund will pay the Administrator, a monthly fee not to exceed ___% of the Fund's net assets on an annual basis in consideration of certain administrative, accounting and investor services provided by the Administrator, and will reimburse the Administrator for certain out-of-pocket expenses.

____________________ acts as the Fund's custodian for the Fund's assets. The principal business address of the custodian is _____________.

INCENTIVE ALLOCATION

The Adviser (or an affiliated company of the Adviser that it designates) is entitled to receive the Incentive Allocation, subject to a "high water mark" described below. The Incentive Allocation will be debited from each Member's capital account and credited to the Special Advisory Account, and generally will be made as of the end of each fiscal year and tax year (commencing December 31, 2003), and upon the repurchase, if any, or all or a portion of a Member's Interest. It will also be made upon the admission of a substitute Member to whom the Interest of a Member has been transferred (unless no change in beneficial ownership results from the transfer) and when the Adviser (or an affiliate of the Adviser) ceases to serve as investment adviser of the Fund.

For purposes of calculating the Incentive Allocation, net profits or net losses will be measured as the net change in the value of the Member's capital account (including the effect of any unrealized appreciation or depreciation in the Fund's investments, the Fund's realized gains and losses, and its income and expenses), before giving effect to any repurchases by the Fund of the Member's Interest or a portion thereof. The Incentive Allocation will be made only with respect to net profits allocable to a Member that exceed any net losses previously debited to the capital account of the Member which have not been offset by net profits subsequently credited to the capital account of the Member
(subject  to  proportionate   reduction  of  such  net  assets  in  making
this computation if a portion of the Member's Interest has been repurchased by the Fund). This is known as a "high water mark" calculation. The Adviser (or its designated affiliate) and/or the Fund of Funds Manager may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made.

The Incentive Allocation presents risks that are not present in funds without an incentive allocation. See "Risks--Incentive Allocation." The overall fees and expenses payable by the Fund and Members are higher than those paid by most other registered investment companies, but generally similar to those paid by many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund.

FUND EXPENSES

The Fund will bear its own expenses including, but not limited to the Management Fee; any taxes; organizational expenses; repurchase costs, including tender offer costs; offering costs; investment-related expenses incurred by the Fund [e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments]; custody and administrative fees and expenses; the fees and expenses of legal counsel to the Fund, legal counsel to the Independent Managers, if any, and the Fund's independent public accountants; tax preparation expenses; corporate licensing fees; the fees and expenses of Managers who are not employees of the Adviser or one of its affiliates, including travel, insurance and other expenses associated with the operation of the Fund; and such other expenses as may be approved by the Board. The Fund will reimburse the Adviser and/or the Fund of Funds Manager for any of the above expenses that the Advisor and/or the Fund of Funds Manager pays on behalf of the Fund.

The Fund's organizational and offering expenses are estimated at $275,000. Organizational expenses will be allocated to Members as described under "Capital Accounts--Allocation of Special Items."

INVESTOR QUALIFICATIONS

Interests in the Fund are being offered only to investors who are "qualified clients," as defined by Rule 205-3 under the Advisers Act. Currently, qualified clients include natural persons and companies (other than investment companies) that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000, or who meet the standard for a "qualified purchaser" in the Investment Company Act and the rules thereunder. Qualified clients also include persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund, and certain knowledgeable employees who participate in the Adviser's investment activities. All of these persons are referred to in this prospectus as "Qualified Investors."

In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. "U.S. person" means a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia, an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code), or a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

A prospective investor must complete and sign an investor certification form certifying that the investor meets these requirements before investing in the Fund. The form of this investor certification is included as Appendix B to this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund.

REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers which will be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

The Fund from time to time may offer to repurchase outstanding Interests that are tendered to the Fund in writing by Members by completing and signing a form. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to their written tenders of Interests, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase a limited amount of Interests from Members as of December 31, 2003 and, thereafter, twice each year, as of the last business day of June and December.

The LLC Agreement provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request for repurchase of its Interest, in accordance with the terms of the LLC Agreement, has not been repurchased by the Fund within a period of two years after the Member's request. See "Repurchases and Transfers of Interests--Repurchase Offers," in the SAI. The Board will also consider the following factors, among others, in making its determination:

o whether any Members have requested to tender Interests or portions thereof to the Fund;

o    the liquidity of the Fund's assets;
o    the investment plans and working capital requirements of the Fund;
o    the relative economies of scale with respect to the size of the Fund;
o    the history of the Fund in repurchasing Interests or portions thereof;
o the availability of information as to the value of the Company's interests in the Portfolio Funds;
o    the economic condition of the securities markets; and
o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders of Interests only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Administrator during the period the offer remains open.

Repurchases of Interests from Members by the Fund may be made, in the sole discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind, or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the LLC Agreement), which will be distributed to all tendering Members on an equal basis. The Fund does not impose any charges in connection with repurchases of Interests or portion of Interests.

A Member that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount (as described below).

REPURCHASE PROCEDURES

Due to liquidity constraints associated with the Fund's investments in Portfolio Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, it is currently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price approximately one month after the date by which Members must submit a written tender of their Interests for a given repurchase offer (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value in the case a Member's entire Interest is repurchased) approximately one month after the

Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account, including any Incentive Allocation. This value will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (the annual audit is expected to be completed within 90 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the initial payment will be 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment. It is theoretically possible that the Member would be obligated to return part of the amount previously distributed to the Member if the audited financial statements showed that the amount distributed to the Member was greater than the actual value of the Member's account.

Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding the value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, each Member whose Interest is accepted for repurchase will be given a non-interest bearing, non-transferable promissory note by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed longer than as described above under circumstances where the Fund has determined to have its interests in Portfolio Funds repurchased to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $25,000, net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member as of the Valuation Date. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.

MANDATORY REDEMPTION BY THE FUND

The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any one of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interest of the Fund to repurchase the Interest or a portion thereof.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last business day of each month within 10 business days of the last day of the month. In determining its net asset value, the Fund will value its investments as of such month-end. The Fund's net asset value is the value of the Fund's assets less its liabilities, including the Incentive Allocation and Special Advisory Amounts. In computing net asset value, the Fund will value interests in Portfolio Funds at fair value, which the Board has determined will ordinarily be the values of those interests as determined by the Portfolio Managers of the Portfolio Funds in accordance with the policies established by the Portfolio Funds. Other securities and assets of the Fund (including securities and other investments held by Portfolio Accounts) will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions of the Fund could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

CAPITAL ACCOUNTS

GENERAL

The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., initial investment less any sales charge or commission). Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as a reallocation of organizational expenses (see "Capital Accounts--Allocation of Special Items") or as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as a reallocation of organizational expenses or as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on (1) the last day of each fiscal year, (2) the last day of each taxable year, (3) the day preceding the date on which a contribution to the capital of the Fund is made,
(4) the day on which the Fund repurchases any Interest (or portion thereof) of any Member, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

The Special Advisory Account is a capital account in the Fund that is maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such account. Any balance in the Special Advisory Account will not be considered in determining net asset value of the Fund or the investment percentages of Members.

ALLOCATION OF NET PROFIT AND LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member, in either case to the extent that its capital account exceeds its Federal income tax basis in its Interest.

ALLOCATION OF SPECIAL ITEMS

Before a relatively recent change to the guidelines followed by the American Institute of Certified Public Accountants, the Fund would have been able to amortize its organizational expenses over a 60-month period. Because of that change, however, these expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of organizational and initial offering expenses among the Members, an amount equal to these expenses incurred by the Fund will be allocated among and credited to or debited from the capital accounts of Members in the following manner, based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund by all Members as of the following dates. An initial allocation of organizational and initial offering expenses will be made as of the first date Interests are purchased by investors. This allocation will thereafter be adjusted as of each date, through and including December 31, 2003, on which additional Interests are purchased by investors.

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time. Because the reserve will have been established to meet a contingent liability that has already been taken into account on the books and records of the Fund, the establishment of the reserve should have no further impact on the net asset value of the Fund.

VOTING

Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Members at any meeting of Members called by the Board or Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Directors, the approval of the Advisory Agreement and the approval of the Fund's independent public accountants, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The Special Advisory Member does not vote on any matter in its capacity as a Special Advisory Member.

TAXES

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUND. The Fund has received an opinion of Stradley, Ronon, Stevens and Young, LLP ("Stradley Ronon"), counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members. The Fund expects to have more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Stradley Ronon has also rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Each Member must determine whether it is subject to the alternative minimum tax. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

Members who are individuals may be prohibited from deducting certain expenses incurred by the Fund that nevertheless flow through to them because such expenses may be subject to the 2% of adjusted gross income floor for itemized deductions for individuals. Consult you tax advisor for information and advice on how this rule may affect you.

PLAN OF DISTRIBUTION

GENERAL

The Distributor will distribute the Fund's Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a distribution agreement entered into with the Fund. Interests may be purchased through Distributor or through brokers or dealers that have entered into selling agreements with Distributor. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. Distributor expects to deliver Interests purchased in the initial offering on or about ___________ 2003, or on such earlier or later date as Distributor may determine. Distributor maintains its principal office at 1200 River Road, Conshohocken, PA 19428. Interests are being offered in an initial offering. It is expected that the closing of the initial offering and the delivery of Interests will occur on or about _________, 2003. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

Neither Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act of 1933, as amended.

PURCHASE TERMS

Interests are being offered only to Qualified Investors (as defined in the section "Investor Qualifications") that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $50,000. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time. Interests are being sold subject to a sales charge, described on the cover of this prospectus. The sales charge may be waived or reduced, and reduced minimum investment requirements may apply, in certain cases with respect to purchases of Interests by certain groups, or under specified retirement plan arrangements or in other special types of transactions. For further information, see Appendix ___ of the SAI. To be eligible to receive a waiver or special sales charge rate, an investor must advise the Distributor when purchasing Interests. A portion of the sales charge is reallowed by Distributor to selling brokers and dealers.

The Fund will pay an investor servicing fee to Distributor at the annual rate of 0.50% of the net asset value of the outstanding Interests of the Fund. The Investment Manager and the Distributor or its affiliates may pay from their own resources additional compensation of up to 1.0% of Interests sold to brokers or dealers that sell Interests to their customers. The maximum underwriting compensation to be paid to underwriters and related persons in connect with the offerings of Interests will not exceed 8% of the initial gross proceeds of Interests sold. Such compensation consists of the maximum sales load of 3.50%, the 1% additional compensation described above, the expenses of the offerings (expected not to exceed $275,000) and the investor servicing fee of 0.50%. The investor servicing fee will be paid in consideration for customary investor services, including responding to investor questions about the Fund and assisting the Fund in administering repurchases of Interests. Investor servicing fees will be accrued daily as an expense of the Fund.

Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective.

All investor funds for the initial closing of the sale of Interests, or for the closing of subsequent offerings, will be deposited in an escrow account set up at ___________ (the "Escrow Agent") for the benefit of the investors. The Escrow Agent will invest all funds it receives in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. Any interest collected on the funds will be paid to investors on the date Interests are issued. The full amount of an investment, plus the applicable sales load, is payable in federal funds, which must be received by the Escrow Agent not later than the business day preceding the date as of which Interests are to be issued.

Before an investor may invest in the Fund, Distributor or the investor's financial adviser or sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is attached to this prospectus as Appendix B. If an investor's certification is not received on or before the date Interests are to be issued, the Investor's order will not be accepted.

The LLC Agreement is annexed as Appendix A to this prospectus. Each new investor will be bound by all of its terms by executing the investor certification form.

FUND ADVERTISING AND SALES LITERATURE

Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance may be calculated on the basis of average annual total return, total return or cumulative total return. Average annual total return is calculated using a formula that is substantially the same as the standardized formula used in portraying mutual fund performance. This formula assumes that an investment was purchased with an initial investment in the Fund of $1,000 and that the investment was repurchased by the Fund at the end of a stated period of time, after giving effect to the reinvestment of any Fund distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Quotations of the Fund's performance will include quotations of average annual total return for one, five and ten year periods, depending upon the length of time during which the Fund has operated.

Total return is computed assuming the reinvestment of dividends and distributions. Total return is a percentage rate calculated by combining the income and principal changes for a specified period and dividing by the net asset value of an Interest at the beginning of the period. Materials portraying total return may include the percentage rate of the Fund's total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

THE FUND'S INVESTMENT PERFORMANCE WILL VARY FROM TIME TO TIME, AND PAST RESULTS ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used in advertising or marketing the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices including, but not limited to the CSFB/Tremont Hedge Fund Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

GENERAL INFORMATION

The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on February 6, 2003 and has no operating history. The Fund's address is 1200 River Road, Conshohocken, PA 19428 and its telephone number is (484) 530-1300.


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                            TABLE OF CONTENTS OF SAI


INVESTMENT POLICIES AND PRACTICES............................................. 4
REPURCHASES AND TRANSFERS OF INTERESTS........................................12
BOARD OF MANAGERS.............................................................14
INVESTMENT ADVISORY SERVICES..................................................17
CONFLICTS OF INTEREST.........................................................21
TAX ASPECTS...................................................................23
ERISA CONSIDERATIONS..........................................................36
BROKERAGE.....................................................................37
ACCOUNTANTS AND LEGAL COUNSEL.................................................38
CUSTODIAN.....................................................................38
CONTROL PERSONS...............................................................38
SUMMARY OF LLC AGREEMENT......................................................39
FINANCIAL STATEMENTS..........................................................42

                                   APPENDIX A

                       LIMITED LIABILITY COMPANY AGREEMENT


                        GARTMORE MARKET NEUTRAL FUND LLC

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT
                          DATED AS OF FEBRUARY 24, 2003


                       LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of the Gartmore Market Neutral Fund LLC (the "Company") is dated as of February 24, 2003 by and among Gerald J. Holland, as the Organizational Member.

                              W I T N E S S E T H:

WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on February 6, 2003;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I
                                   DEFINITIONS

For purposes of this Agreement:

ADMINISTRATOR                    The person who provides administrative services
                                 to the Company pursuant to an administrative services agreement.

ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

ADVISERS ACT                     The Investment Advisers Act of 1940 and the
                                 rules, regulations and orders thereunder, as amended from time to time, or any successor law.

AFFILIATE                        An affiliated person of a person as such term
                                 is defined in the 1940 Act.

AGREEMENT                        This Limited Liability Company Agreement, as
                                 amended from time to time.

BOARD OF DIRECTORS               The Board of Directors established pursuant to
                                 Section 2.6.

CAPITAL ACCOUNT                  With respect to each Member, the capital
                                 account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

CERTIFICATE                      The Certificate of Formation of the Company and
                                 any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

CLOSING DATE                     The first date on or as of which a Member,
                                 other than the Organizational Member, is admitted to the Company.

CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

DELAWARE ACT                     The Delaware Limited Liability Company Act as
                                 in effect on the date hereof and as amended from time to time, or any successor law.

DIRECT ALLOCATION
UNDERLYING
MANAGERS Those investment managers for which a separate investment vehicle has been created in which the Investment Director serves as general partner and the Company is the sole limited partner and those Investment Directors who manage the Company's assets directly through a separate managed account.

DIRECTOR An individual designated as a Director of the Company pursuant to the provisions of Section
                                 2.6 of the Agreement and who serves on the Board of Directors of the Company. As used herein, the term "Director" shall have the same meaning as the term "manager" within the meaning of the Delaware Act.

EXPENSE
ALLOCATION DATE                  The Closing Date, and thereafter, each day on
                                 or before [Month, date, 2003, as of which a contribution to the capital of the Company is being made pursuant to Section 5.1 hereof.

FISCAL PERIOD                    The period commencing on the Closing Date, and
                                 thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last calendar day of each month; (2) the last day of a Fiscal
                                 Quarter; (3) the last day of a Taxable Year;
                                 (4) the day preceding any day as of which a contribution to the capital of the Company is made pursuant to Section 5.1; or (5) any day
                                 (other than one specified in clause (3) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

FISCAL YEAR                      The period commencing on the Closing Date and
                                 ending on December31, 2003 and thereafter each 12-month period ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Directors shall elect another fiscal year for the Company.

FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

INDEPENDENT
DIRECTORS                        Those Directors who are not "interested
                                 persons" of the Company as such term is
                                 defined in Section 2(a)(19) of the 1940 Act.

INSURANCE                        One or more "key man" insurance policies on the
                                 life of any principal of the Adviser or of any subadvisers appointed by the Adviser, the benefits of which are payable to the Company.

INTEREST The entire interest in the Company at any particular time, of a Member, or other person to whom an Interest portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

INVESTMENT
ADVISORY AGREEMENT               A separate written agreement entered into by
                                 the Company pursuant to which the Adviser provides Management Services to the Company.

INVESTMENT FUNDS                 Unregistered investment funds and registered
                                 investment companies.

INVESTMENT
PERCENTAGE                       A percentage established for each Member on the
                                 Company's books as of the first day of each Fiscal Period. The Investment Percentage of a
                                 Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital
                                 Account as of the commencement of such Fiscal
                                 Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment
                                 Percentages of all Members for each Fiscal
                                 Period shall equal 100%.

MANAGEMENT
SERVICES Such investment advisory and other services as the Adviser is required to provide to the Company pursuant to the Investment Advisory Agreement as contemplated by Section 3.8(a), provided that the Adviser may delegate its duties to provide such services to one or more subadvisers.

MEMBER Any person who shall have been admitted to the Company as a member (including any Director in such person's capacity as a member of the Company but excluding any Director in such person's capacity as a Director of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to
                                 Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser, in its capacity as a member of the Company, to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

NET ASSETS                       The total value of all assets of the Company,
                                 less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests.

NET PROFIT
OR NET LOSS                      The amount by which the Net Assets as of the
                                 close of business on the last day of a Fiscal
                                 Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net
                                 Assets as of the commencement of the same
                                 Fiscal Period (or, with respect to the initial
                                 Fiscal Period of the Company, at the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and
                                 5.6 hereof.

1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

ORGANIZATIONAL
EXPENSES The expenses incurred by the Company in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

ORGANIZATIONAL
MEMBER [The Adviser and any Affiliate of the Adviser that contributes initial capital to the fund prior to the Closing Date.]

SECURITIES                       Securities (including, without limitation,
                                 equities, debt obligations, options, and other
                                 "securities" as that term is defined in Section
                                 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

TAXABLE YEAR                     The 12-month period ending December 31 of each
                                 year.


TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

UNDERLYING
MANAGERS Investment advisers (which may include the Adviser) who enter into advisory agreements to manage a designated portfolio of investments for the Company or who manage Investment Funds in which the Company has invested.


                                   ARTICLE II
                       ORGANIZATION; ADMISSION OF MEMBERS

     2.1 FORMATION OF LIMITED LIABILITY COMPANY

     Each member of the Board of Directors shall be a designated "authorized person" within the meaning of the Delaware Act, and any Director may execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

     2.2 NAME.

     The name of the Company shall be "Gartmore Market Neutral Fund LLC" or such other name as the Board of Directors may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

     2.3 PRINCIPAL AND REGISTERED OFFICE.

     The  Company  shall  have  its   principal   office  at  1200  River  Road,
Conshohocken, PA 19428, or at such other place designated from time to time by the Board of Directors.

     The Company shall have its registered office in Delaware at 919 North Market Street, Suite 600, Wilmington, Delaware 19801, and shall have SR Services, LLC as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Directors.

     2.4 DURATION.

     The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

     2.5 OBJECTIVE AND BUSINESS OF THE COMPANY.

     (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Directors be necessary or advisable to carry out its objective or business.

     (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

     2.6 BOARD OF DIRECTORS.

     (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Directors on the Board of Directors, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Directors to the Board of Directors. After the Closing Date, the Board of Directors may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director of and the provisions of Section 3.3 hereof with respect to the election of Directors to the Board of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Company. The number of Directors shall be fixed from time to time by the Board of Directors.

     (b) Each Director shall serve on the Board of Directors for the duration of the term of the Company, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Director, the remaining Directors may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Directors then serving would have been elected by the Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving on the Board of Directors.

     2.7 MEMBERS.

     The Board of Directors may admit one or more Members on the Closing Date, and thereafter, as of the first business day of each calendar month; provided, however, that upon delivery to the Board of Directors of a letter of advice from counsel to the Adviser that no applicable law or regulation prevents the Company from admitting Members more often than monthly, the Company may, in the discretion of the Board of Directors, admit Members more frequently. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date in the full amount of the subscription, plus the applicable sales charge, if any. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Directors may in its absolute discretion reject any subscription for Interests. The Board of Directors may in its sole discretion, suspend subscriptions for interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

     2.8 ORGANIZATIONAL MEMBER.

     Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

     2.9 BOTH DIRECTORS AND MEMBERS.

     A Member may at the same time be a Director and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

     2.11 LIMITED LIABILITY.

     Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Director shall not be liable for the Company's debts, obligations and liabilities.

                                   ARTICLE III
                                   MANAGEMENT

     3.1 MANAGEMENT AND CONTROL.

     (a) Management and control of the business of the Company shall be vested in the Board of Directors, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Directors under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Director's authority as delegated by the Board of Directors. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Directors, the Adviser shall continue to serve as the Adviser to the Company and to provide the Management Services to the Company.

     (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Directors shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

     (c) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this

Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

     (d) The Board of Directors may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Directors to the extent permissible under applicable law.

     3.2 ACTIONS BY THE BOARD OF DIRECTORS.

     (a) Unless provided otherwise in this Agreement, the Board of Directors shall act only: (i) by the affirmative vote of a majority of the Directors (including the vote of a majority of the Independent Directors if required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

     (b) The Board of Directors may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board of Directors may be called by the Chairman or by any two Directors, and may be held on such date and at such time and place, as the Board of Directors shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors shall constitute a quorum at any meeting.

     3.3 MEETINGS OF MEMBERS.

     (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Directors shall determine. The Board of Directors shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

     (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Directors shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

     (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

     3.4 CUSTODY OF ASSETS OF THE COMPANY.

     The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

     3.5 OTHER ACTIVITIES OF MEMBERS AND DIRECTORS.

     (a) The Directors shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

     (b) Any Member or Director, and any Affiliate of any Member or Director, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Director shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

     3.6 DUTY OF CARE.

     (a) A Director shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this

Agreement, unless it shall be determined by final judicial decision on the merits, notwithstanding the possibility that the Director might prevail on appeal, that such loss is due to an act or omission of such Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's office.

     (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

     3.7 INDEMNIFICATION.

     (a) To the fullest extent  permitted by law, the Company shall,  subject to
Section 3.7(b) hereof, indemnify each Director (including for this purpose his or her executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Director for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section
3.7 to the fullest extent permitted by law.

     (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Directors (excluding any Director who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review

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of readily available facts (as opposed to a full trial-type  inquiry) that there
is  reason  to  believe  such   indemnitee   ultimately   will  be  entitled  to
indemnification.

     (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Directors (excluding any Director who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Directors secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

     (d) Any  indemnification  or  advancement of expenses made pursuant to this
Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Director (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Director or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Director or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

     (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled

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

except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

     (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Director or other person.

     3.8 FEES, EXPENSES AND REIMBURSEMENT.

     (a) So long as the Administrator provides administrative services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Administrator and the Company pursuant to an administrative services agreement.

     (b) The Board of Directors may cause the Company to compensate each Director for his or her services as such. In addition, the Directors shall be reimbursed by the Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

     (c) The Company shall bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by the Administrator pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the Company include, but are not limited to, taxes, organizational (including costs and expenses related to registration of the Company), offering and investment-related expenses (such as, fees and expenses charged by the Underlying Managers and Investment Funds, placement fees, interest on indebtedness, administrative and investor servicing fees and expenses, custodial fees and expenses, bank service fees, other expenses related to the purchase, sale or transmittal of Company investments, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts relating to investments), legal expenses, internal and external accounting, audit and tax preparation expenses, corporate licensing, Board of Directors' fees and expenses, including travel, insurance and other expenses associated with the operation of the Company. In addition, the Company will bear the Management Fee and Performance Fee (as defined in the Investment Advisory Agreement) paid to the Adviser. The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

     (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Directors shall determine.

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                                   ARTICLE IV
                 TERMINATION OF STATUS OF ADVISER AND DIRECTORS,
                            TRANSFERS AND REPURCHASES

     4.1 TERMINATION OF STATUS OF THE ADVISER.

     The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

     4.2 TERMINATION OF STATUS OF A DIRECTOR.

     The status of a Director  shall  terminate  if the  Director (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Director; or (viii) shall otherwise cease to be a Director of the Company under the Delaware Act.

     4.3 REMOVAL OF THE DIRECTORS.

     Any Director may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

     4.4 TRANSFER OF INTERESTS OF MEMBERS.

     (a) To the fullest extent permitted by law, an Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Directors (which may be withheld in its sole discretion); provided, however, that the Board of Directors may not consent to any Transfer other than a Transfer in which the transferring Member has been a Member for at least six months, in which the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests or portions of Interests, and (i) (a) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), and (b) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or
(ii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

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

     (b) The Board of Directors may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Company believes is an [accredited investor], as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Company believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act; and (iii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $25,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Directors, the Board of Directors shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

     (c) Each Member shall indemnify and hold harmless the Company, the Directors, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

     4.5 REPURCHASE OF INTERESTS.

     (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Directors from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Directors shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

          (1) whether any Members have requested to tender Interests or portions thereof to the Company;

          (2)  the liquidity of the Company's assets;

          (3) the investment plans and working capital requirements of the Company;

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

          (4) the relative economies of scale with respect to the size of the Company;

          (5) the history of the Company in repurchasing Interests or portions thereof;

          (6) the availability of information as to the value of the Company's interests in the Investment Funds;

          (7)  the economic condition of the securities markets; and

          (8) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

     The Board of Directors shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

     (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance at least $25,000 after giving effect to the repurchase. If a Member tenders an amount that would cause the Member's Capital Account balance to fall below the required minimum Capital Account, the Company reserves the right to reduce the amount to be purchased from the Member pursuant to the tender so that the required minimum balance is maintained.

     (c) The Adviser may tender its Interest or a portion thereof as a Member under Section 4.5(a) hereof.

     (d) The Board of Directors may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Directors determines or has reason to believe that:

          (1) such an Interest or portion thereof has been transferred in violation of Section 4.5 hereof, or such an Interest or portion thereof has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

          (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

          (3) continued ownership of such an Interest may be harmful or injurious to the business of the Company, the Directors or the Adviser, or may subject the

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

               Company or any of the Members to an undue risk of adverse tax or other fiscal consequences; or

          (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

     (e) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of the Company's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Directors, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Directors or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Directors, in its discretion, may pay all or any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 30 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds. All repurchases of Interests shall be subject to any and all conditions as the Board of Directors may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

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

                                    ARTICLE V
                                     CAPITAL

     5.1 CONTRIBUTIONS TO CAPITAL.

     (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Directors, in its discretion, may determine from time to time, but in no event shall be less than $50,000. For the purposes of this minimum, amounts constituting placement fees may be considered, even though placement fees are not deemed to be investments in, or capital contributions to, the Company. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Directors shall not be entitled to make voluntary contributions of capital to the Company as Directors of the Company, but may make voluntary contributions to the capital of the Company as Members.

     (b) The Members may make additional contributions to the capital of the Company of at least $25,000, effective as of such times as the Board of Directors in its discretion may permit, subject to the limitations applicable to the admission of Members pursuant to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof.

     (c) Except as otherwise permitted by the Board of Directors, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Directors, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution.

     (d) The minimum initial and additional  contributions  set forth in (a) and
(b) of this Section 5.1 may be reduced by the Board of Directors in accordance with such schedule of reductions as may be adopted by the Board of Directors in its sole discretion.

     5.2 RIGHTS OF MEMBERS TO CAPITAL.

     No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

     5.3 CAPITAL ACCOUNTS.

     (a) The Company shall maintain a separate Capital Account for each Member.

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

     (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under Section 752 of the
Code) constituting such Member's initial contribution to the capital of the Company.

     (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under Section 752 of the
Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6.

     (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.8 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the
Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.6 hereof.

     (e) No Member shall be required to pay to the Company or any other Member any deficit in such Member's Capital Account upon dissolution of the Company or otherwise.

     5.4 ALLOCATION OF NET PROFIT AND NET LOSS.

     As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

     5.5 ALLOCATION OF CERTAIN EXPENDITURES.

     Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Directors to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

     5.6 RESERVES.

     (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Directors, such reserves to be in the amounts that the Board of Directors in its sole discretion

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

deems necessary or appropriate. The Board of Directors may increase or reduce any such reserves from time to time by such amounts, as the Board of Directors in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Directors in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

     (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

     (c) If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Directors determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

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     5.7 TAX ALLOCATIONS.

     For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code and in conformity with Regulations Sections 1.704-1(b)(2)(iv) (and, in particular, subparagraph (f) thereof), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

     If the Company realizes capital gains (including short-term capital gains) or ordinary income for Federal income tax purposes for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Directors, in its sole discretion, may allocate such gains or income as follows: (i) to such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated, and, (ii) any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     If the Company realizes capital losses (including short-term capital losses) or ordinary losses for Federal income tax purposes for any fiscal year during or as of the end of which all the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Directors, in its sole discretion, may allocate such losses as follows: (i) to such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated, and (ii) any losses not so allocated to Negative Basis Members, to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the value of its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

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     As used herein,  (i) the term "Negative  Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its "adjusted tax basis," for Federal income tax purposes, in its Interests as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under section 752 of the Code) exceeds the value of its Interest as of such time, and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of its withdrawal, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

     5.8 DISTRIBUTIONS.

     The Board of Directors, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages. Notwithstanding the foregoing or any other provision contained in this Agreement, the Company, and the Board of Directors on behalf of the Company, shall not be required to make a distribution to a Member in respect of its Interest if such distribution would violate the Delaware Act or other applicable law.

     5.9 WITHHOLDING.

     (a) The Board of Directors may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

     (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Directors, the amount of such excess.

     (c) The Board of Directors shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Directors with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and

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expenses  resulting  from the filing of inaccurate or incomplete  information or forms relating to such withholding taxes.

     5.10 ALLOCATION OF ORGANIZATIONAL EXPENSES.

     (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with the value of their respective Capital Amounts on such Expense Allocation Date.

     (b) As of each subsequent Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital
Account of a Member pursuant to this Section 5.10 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with the balance of their respective Capital Accounts on such Expense Allocation Date.

                                   ARTICLE VI
                           DISSOLUTION AND LIQUIDATION

     6.1 DISSOLUTION.

     The Company shall be dissolved:

          (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Directors or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          (2) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

          (3)  as required by the Delaware Act or other applicable law.

     Dissolution of the Company shall be effective on the day on which the event giving rise to the dissolution shall occur, but the existence of the Company as separate legal entity shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

     6.2 WINDING UP.

     (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Directors shall promptly appoint the Administrator as the liquidator and the Administrator shall wind up the business and administrative affairs of the Company, except that if the Board of Directors does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of

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votes eligible to be cast by all Members shall promptly wind up the business and administrative affairs of the Company. Net Profit and Net Loss during the period of winding up shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation of the Company's assets shall be distributed in the following manner:

          (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be satisfied (whether by payment or reasonable provision for payment thereof) on a pro rata basis;

          (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

          (3) the Members shall next be paid on a pro rata basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
               Section 6.2(a)(4).

     (b) Anything in this Section 6.2 to the contrary notwithstanding but subject to the Delaware Act, upon dissolution of the Company, the Board of Directors or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII
                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

     7.1 ACCOUNTING AND REPORTS.

     (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Directors shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

     (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

     (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-

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annual report and an annual report  containing the information  required by such
Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

     7.2 DETERMINATIONS BY THE BOARD OF DIRECTORS.

     (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Directors unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

     (b) The Board of Directors may make such adjustments to the computation of Net Profit, Net Loss or any components comprising either of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

     7.3 VALUATION OF ASSETS.

     (a) Except as may be required by the 1940 Act, the Board of Directors shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Directors and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

     (b) The Company will value interests in Investment Funds not managed by the Direct Allocation Underlying Managers at fair value, which ordinarily will be the value determined by the respective Underlying Managers in accordance with the policies established by the relevant Investment Fund.

     (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

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                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

     (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Directors (including the vote of a majority of the Independent Directors, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

     (b) Any amendment that would:

          (1) increase the obligation of a Member to make any contribution to the capital of the Company;

          (2) reduce the Capital Account of a Member Account other than in accordance with Article V; or

          (3)  modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Directors) to tender its entire Interest for repurchase by the Company.

     (c) The power of the Board of Directors to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this
Section 8.1 shall specifically include the power to:

          (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

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

          (3) amend this Agreement to make such changes as may be necessary or advisable for Federal tax purposes, including, without limitation, to ensure that (i) the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code and (ii) the allocation provisions hereunder are respected for Federal income tax purposes, provided that such changes do not materially reduce any Member's allocations or distributions hereunder.

     (d) The Board of Directors shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

     8.2 SPECIAL POWER OF ATTORNEY.

     (a) Each Member hereby irrevocably makes, constitutes and appoints each Director, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

          (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

          (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

     (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action

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

lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

     (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Directors and as such:

          (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Directors shall have had notice thereof; and

          (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Directors for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Directors to execute, acknowledge and file any instrument necessary to effect such substitution.

     8.3 NOTICES.

     Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Directors or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

     8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

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     8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

     The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

     8.6 CHOICE OF LAW; ARBITRATION.

     (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

     (b) TO THE FULLEST EXTENT PERMITTED BY LAW, UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

          (1)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

          (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

          (4)  THE  ARBITRATOR'S  AWARD  IS  NOT  REQUIRED  TO  INCLUDE  FACTUAL
               FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

          (5) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

     (c) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND ONE OR MORE MEMBERS AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR ENTITY

INSTITUTING  THE  ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE
ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

     (d) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

     8.7 NOT FOR BENEFIT OF CREDITORS.

     The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Directors and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

     8.8 CONSENTS.

     Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

     8.9 MERGER AND CONSOLIDATION.

     (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

     (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section  18-209(b) of the

Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

     8.10 PRONOUNS.

     All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

     8.11 CONFIDENTIALITY.

     (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Directors.

     (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Directors, which consent may be withheld in its sole discretion.

     (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

     8.12 CERTIFICATION OF NON-FOREIGN STATUS.

     Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Directors may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Directors may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

     8.13 SEVERABILITY.

     If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

     8.14 FILING OF RETURNS.

     The Board of Directors or its designated agent shall prepare and file, or cause the Administrator or accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

     8.15 TAX DECISIONS AND TAX MATTERS PARTNER.

     (a) The Company shall file a tax return as a partnership for Federal income tax purposes. All decisions for the Company relating to tax matters including, without limitation, whether to make any tax elections (including the election under Section 754 of the Code), the positions to be made on the Company's tax returns and the settlement of further contest or litigation of any audit matters raised by the Internal Revenue Service or any other taxing authority, shall be made by the Board of Directors. All actions (other than ministerial actions) taken by the Tax Matters Partner, as designated below, shall be subject to the approval of the Board of Directors.

     (b) A Director who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Director is a Member, a Member shall be so designated.
Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Director selected by the Board of Directors all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Director as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Director's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

     (c) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

     8.16 SECTION 754 ELECTION.

     In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Directors, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.




                   [REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

    IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF
                      THE DAY AND YEAR FIRST ABOVE WRITTEN.


ORGANIZATIONAL MEMBER
(On behalf of Gartmore SA Capital Trust):


By: /s/ Gerald J. Holland
    ---------------------
    Gerald J. Holland
    Senior Vice President - Chief Administrative Officer




MEMBERS:

Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Directors to the Company as a Member.

APPENDIX B
INVESTOR CERTIFICATION
[To be included by pre-effective amendment]


APPENDIX C
PERFORMANCE INFORMATION OF THE INVESTMENT MANAGER
[To be included by pre-effective amendment]

[Insert Back Cover Page of Prospectus.]

[Until ___________, 2003, all dealers that effect transactions in these Interests, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.]

                 Subject to Completion, Dated ___________, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION


                        GARTMORE MARKET NEUTRAL FUND LLC

                                 1200 River Road
                             Conshohocken, PA 19428
                                  484.530.1300

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Gartmore Market Neutral Fund LLC (the "Fund"), dated ____________, 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS


INVESTMENT POLICIES AND PRACTICES............................................4



REPURCHASES AND TRANSFERS OF INTERESTS......................................12



BOARD OF DIRECTORS..........................................................14



INVESTMENT ADVISORY SERVICES................................................17



CONFLICTS OF INTEREST.......................................................21



TAX ASPECTS.................................................................23



ERISA CONSIDERATIONS........................................................36



BROKERAGE...................................................................37



ACCOUNTANTS AND LEGAL COUNSEL...............................................38



CUSTODIAN...................................................................38



CONTROL PERSONS.............................................................38



SUMMARY OF LLC AGREEMENT....................................................39



FINANCIAL STATEMENTS........................................................42

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

The Fund's investment policies do not apply to the activities and transactions of the Fund's private investment funds (i.e., "hedge funds," referred to in this SAI as "Portfolio Funds") in which assets of the Fund are invested, but will apply to investments made by the Fund (or any account consisting solely of Fund assets).

As  stated  in  the  prospectus,   the  Fund's  investment  objectives  are  not
fundamental and may be changed without the vote of the members of the Fund ("Member").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the prospectus, the Fund will invest primarily in Portfolio Funds, both domestic and foreign, that are managed by alternative asset managers ("Portfolio Managers") that employ various investment strategies that historically have exhibited a low correlation to the general performance of equity, debt and other markets. The Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program.
Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Portfolio Funds and Portfolio Accounts, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

EQUITY SECURITIES

The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Portfolio Managers may generally invest Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED INCOME SECURITIES

Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will typically invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and non-U.S. corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the United States. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Portfolio Fund's investment portfolio.

MONEY MARKET INSTRUMENTS

The Fund, Portfolio Funds and Portfolio Accounts may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Adviser or Portfolio Managers deem appropriate under the circumstances. The Fund or Portfolio Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements under which the Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a non-U.S. bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to non-U.S. law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage that also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures. The Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counter parties. When such transactions are purchased over-the-counter or negotiated directly with counter parties, a Portfolio Fund or Portfolio Account bears the risk that the counter party will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause the Fund to be deemed a commodity pool, which would require the Adviser to register with the CFTC as a commodity pool operator. However, the Fund intends to conduct its operations to avoid being deemed a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and Portfolio Accounts and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund intends to monitor use of futures and related options by Portfolio Funds and Portfolio Accounts to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to the Fund's use of certain derivatives.

Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges, and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Portfolio Managers may purchase and sell currency futures for a Portfolio Fund or Portfolio Account. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Portfolio Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as the London InterBank Offered Rate, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counter party. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

REPURCHASES AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS

As discussed in the prospectus, offers to repurchase Interests will be made by the Fund at such times and on such terms as may be determined by the Board of Directors of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from investors who purchase Interests in the offering ("Members") pursuant to written tenders, the Board will consider the recommendation of the Adviser. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

The Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members. When the Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests from ________, the Fund's administrator, during such period. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests. Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than it would otherwise liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Fund intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REDEMPTIONS

As noted in the prospectus, the Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if:

1. an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

2. ownership of an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

3. continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

4. any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

5. it would be in the best interests of the Fund to redeem an Interest or portion thereof.

TRANSFERS OF INTERESTS

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to transfer unless the transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetence of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Interest. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Directors, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

BOARD OF DIRECTORS

The Board of Directors provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors are not required to contribute to the capital of the Fund or to hold Interests in the Fund. A majority of the Directors are persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Directors"). The Independent Directors perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is listed separately.

Independent Directors

-------------------------------------------------------------------------------------------------------------
Name, Age          Position(s)       Term of Office   Principal           Number of      Other
And Address        Held with Fund    and Length of    Occupation(s)       Portfolios     Directorships Held
                                     Time Served      During Past 5       in Fund
                                                      Years               Complex
                                                                          Overseen by
                                                                          Director or
                                                                          Nominee for
                                                                          Director
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Interested Directors

-------------------------------------------------------------------------------------------------------------
Name, Age          Position(s)       Term of Office   Principal           Number of      Other
And Address        Held with Fund    and Length of    Occupation(s)       Portfolios     Directorships Held
                                     Time Served      During Past 5       in Fund
                                                      Years               Complex
                                                                          Overseen by
                                                                          Director or
                                                                          Nominee for
                                                                          Director
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

[Names and related information to be added by pre-effective amendment.]

The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Directors will render assistance to Members on the question of the removal of Directors in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Adviser may manage and control the Fund, but must convene a meeting of Members within 60 days for the purpose of either electing new Directors or dissolving the Fund.

[Information regarding any standing committees of the Board to be provided by pre-effective amendment.] The following tables set forth the dollar range of Shares of the Fund beneficially owned by the Trustees on _____________, 2003.

Independent Directors

-------------------------------------------------------------------------------------------------------------
Name of Director or Nominee           Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      in the Fund                         Securities in All Funds to be
                                                                          Overseen by the Director or
                                                                          Nominee within the same Family of
                                                                          Investment Companies
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Interested Directors

-------------------------------------------------------------------------------------------------------------
Name of Director or Nominee           Dollar Range of Equity Securities   Aggregate Dollar Range of Equity
                                      in the Fund                         Securities in All Funds to be
                                                                          Overseen by the Director or
                                                                          Nominee within the same Family of
                                                                          Investment Companies
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

*As of [insert date], the Directors and executive officers of the Fund as a group owned beneficially fewer than [insert percentage] of the outstanding Shares of the Fund or of any of the Funds.

[Names and related information to be added by pre-affective amendment.]

COMPENSATION

Independent Directors

-------------------------------------------------------------------------------------------------------------
Name of Person, Position              Aggregate Compensation From Fund    Total Compensation From the Trust
                                                                          and the Fund Complex
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Interested Directors

-------------------------------------------------------------------------------------------------------------
Name of Person, Position              Aggregate Compensation From Fund    Total Compensation From the Trust
                                                                          and the Fund Complex
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Executive  Officers With  Aggregate  Compensation  in excess of $60,000 FROM THE
FUND

-------------------------------------------------------------------------------------------------------------
Name of Person, Position              Aggregate Compensation From Fund    Total Compensation From the Trust
                                                                          and the Fund Complex
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

[Names and related information to be added by pre-affective amendment.]

The Independent Directors are each paid an annual retainer of $_____ and per meeting fees of $_______, or $______ in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

INVESTMENT ADVISORY SERVICES

THE ADVISER

Gartmore SA Capital Trust ("GSA" or "Adviser") serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board. GSA, a Delaware business trust, is a wholly owned subsidiary of Gartmore Global Investments ("GGI"), 97% of the common stock of which is owned by Gartmore Global Asset Management, Inc., which is a wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation is a holding company in the Nationwide Insurance group of companies. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

Pursuant to the terms of an Investment advisory agreement entered into between the Fund and the Adviser dated as of ___________, 2003 (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Advisory Agreement requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide certain administrative services to the Fund, including: the compilation and maintenance of records with respect to the Fund's operations (excluding the preparation of accounting and investor records); with the assistance of the Fund's administrator, legal counsel and independent accountants, the preparation of materials relating to meetings of the Board and Members, and the preparation and filing of required regulatory reports; and the supervision of services provided by the Fund's administrator and custodian.

The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Fund by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a monthly fee (the "Management Fee") computed at the annual rate of 1.00 % of the aggregate net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or Incentive Allocations, as defined below). [The Adviser (or an affiliated company designated by the Adviser) is also entitled to be the special Advisory member of the Fund (the "Special Advisory Member") and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits of the Fund otherwise allocable to each Member (the "Incentive Allocation"). The method of computation of the Incentive Allocation is described in the prospectus.]

The Advisory Agreement was approved by the Board (including a majority of the Independent Directors), at a meeting held in person on _________, 2003, and was also approved on that date by [GSA], the then sole Member of the Fund. The Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the name "Gartmore" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Fund, the Adviser may withdraw the right of the Fund to use the name "Gartmore" as part of its name.

The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at
_________________________.

THE INVESTMENT MANAGER

As authorized by the Advisory Agreement, Gartmore Riverview (the "Investment Manager") has been assigned responsibility for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser. The Investment Manager is primarily responsible for the selection of Portfolio Funds and the allocation of the assets of the Fund for investment among the Portfolio Funds. In addition, the Investment Manager is responsible for investing the cash portion of the Fund's assets not invested in Portfolio Funds or through Portfolio Accounts.

The Investment Manager provides services to the Fund pursuant to the terms of a sub-Advisory agreement entered into between the Adviser and the Investment Manager dated as of _______, 2003 (the "Sub-Advisory Agreement"). In consideration of the Investment Manager's provision of services to the Fund under the Sub-Advisory Agreement, the Adviser pays (out of the Management Fee that it receives) a monthly fee to the Investment Manager, computed at the annual rate of 1 % of the aggregate net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests or Incentive Allocations). In addition, the Adviser has designated the Investment Manager as the Special Advisory Member of the Fund. In such capacity, the Investment Manager is entitled to receive the Incentive Allocation from the net profits of the Fund otherwise allocable to each Member. The Incentive Allocation is a performance-based allocation equal to 10 % of the net profits, if any, of the Fund that otherwise would have been credited to the capital account of each Member, subject to a "high water mark". The method of computation of the Incentive Allocation is described in the prospectus.

The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Directors), at a meeting held in person on ___________, 2003, and was also approved on that date by GSA, the then sole Member of the Fund. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; by the Adviser; or by the Investment Manager. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment Advisory agreement, the Investment Manager is not liable to the Fund or to the Adviser for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by the Fund include, but are not limited to, the following:

1. all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on non-U.S. dividends and indirect expenses from investments in Portfolio Funds;
2. all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

3. all costs and expenses associated with the organization of Portfolio Funds and Portfolio Accounts;
4. attorneys' fees and disbursements associated with updating the Fund's registration statement, prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;
5. the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;
6. the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Directors, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;
7. the Management Fee and the fees and charges of the Fund's custodian and administrator;
8. the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;
9. all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;
10. all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes;
11. all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and
12. such other types of expenses as may be approved from time to time by the Board.

The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODE OF ETHICS

The Fund, the Adviser, the Investment Manager and Gartmore Distribution Services, Inc., which serves as the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by certain personnel, including investment personnel, who might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Adviser and the Investment Manager, as well as employees of the Adviser and the Investment Manager having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be
                                             ------------------
obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference
                  ------------------
Section, Washington, D.C. 20549-0102.

CONFLICTS OF INTEREST

THE ADVISER

The Adviser and its affiliates manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. The Adviser and its officers or employees who assist in providing services to the Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by the Adviser. GSA and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

THE INVESTMENT MANAGER

The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund ("Third-Party Accounts"). The Fund has no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Third-Party Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Investment Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Third-Party Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund's investment program. As a general matter, the Investment Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Third-Party Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Third-Party Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Third-Party Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Investment Manager will evaluate for the Fund and for each Third-Party Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Third-Party Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Third-Party Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Third-Party Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Third-Party Accounts. Accordingly, the future performance of the Fund and the Third-Party Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Fund and one or more Third-Party Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Third-Party Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Third-Party Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for the Fund and the Third-Party Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Third-Party Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Third-Party Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Third-Party Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

Except in accordance with applicable law, the Adviser, the Investment Manager and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Investment Manager, except for accounts as to which the Adviser, the Investment Manager or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser, the Investment Manager or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Fund to purchase (or sell), and the Investment Manager or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser, the Investment Manager and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, regulations promulgated by the U.S. Department of the Treasury (the "Treasury Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

Classification of the Fund. The Fund has received an opinion of Stradley Ronon Stevens & Young, LLP ("Stradley Ronon"), counsel to the Fund, that under the provisions of the Code and the Treasury Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Treasury Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Treasury Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Stradley Ronon also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Treasury Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME,

GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities w with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Treasury Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash non-liquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the re-characterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund. (1)

The maximum ordinary income tax rate for individuals is 39.1%(2) and, in general, the maximum individual income tax rate for long-term capital gains is 20%(3) (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be

--------
(1)  Generally,  in the absence of  regulations  requiring it, the Fund will not
treat  positions  held  through  different   investment  portfolio  accounts  or
portfolio funds as offsetting positions for purposes of the straddle rules.

(2) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

(3) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

considered "miscellaneous itemized deductions" which, for a non-corporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Non-corporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(4)

Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market

______________
(4) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities. (5)

Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such a case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. (6) In addition, the Code further restricts the ability of

_____________
(5) The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.

(6) However, sections 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two federal courts of appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under section 67(e)) from 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. (7) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Pursuant to temporary regulations issued by the U.S. Department of the Treasury (the "Temporary Regulations"), these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

No deduction is allowed for sales loads paid by a Member to acquire an Interest in the Fund; instead any such fees will be included in the Member's adjusted tax basis for its Interest in the Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to the Temporary Regulations, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

_______________
7 Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

"Phantom Income" from Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain non-U.S. corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the

__________
(8) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI. (9) To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time, (10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member that is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of

____________
(9)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

(10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization. (11) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

___________
(11) Certain exempt organizations that realized UBTI in a taxable year will not constitute "qualified organizations" for purposes of sections 514(c)(9)(b)(vi)(i) of the code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt for UBTI. A prospective tax-exempt member should consult its tax adviser in this regard.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

Each prospective corporate Member should consult its tax adviser with regard to the tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA ("ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser and the Investment Manager will not be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, the Investment Manager or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment Advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

BROKERAGE

Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Fund. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

ACCOUNTANTS AND LEGAL COUNSEL

Ernst & Young, New York, NY serves as the independent public accountants of the Fund.

Stradley Ronon Stevens & Young, LLP, Philadelphia, PA, acts as legal counsel to the Fund.

CUSTODIAN

___________________ (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is __________________________.

CONTROL PERSONS

Before commencement of the Fund's operations, the Adviser and the Investment Manager intend to invest approximately $__________ in the Fund in order to provide the Fund initial capital and for investment purposes. Interests held by the Adviser and the Investment Manager may constitute more than 25% of outstanding Interests when the Fund's operations commence upon the closing of the initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of their ownership of more the than 25% of the outstanding Interests, the Adviser and Nationwide (which controls the Adviser), may be deemed to control the Fund and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote.

The Adviser is a corporation organized under the laws of Delaware and maintains its principal office at 1200 River Road, Conshohocken, PA 19428.

The Investment Manager is a corporation organized under the laws of Delaware and maintains its principal office at 97 East River Road, Rumson, NJ 07760.

Before the commencement of the Fund's operations, the persons named above were the only persons owning of record or beneficially 5% or more of the outstanding Interests.

SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A to the prospectus.

LIABILITY OF MEMBERS

Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

The LLC Agreement provides that neither the Managers, the Adviser, or the Investment Manager (including certain of their affiliates, among others) shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers, the Adviser, and the Investment Manager (including certain of their affiliates, among others) by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager, the Adviser or the Investment Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENTS OF THE LLC AGREEMENT

The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Directors, if required by the Investment Company Act), and without the approval of the Members, unless the approval of Members is required by the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Fund.

POWER OF ATTORNEY

By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix __), each Member will appoint the Adviser and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:
1.   upon the  affirmative  vote to dissolve  the Fund by both (1) the Board and
     (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;
2. upon the expiration of any two-year period which commences on the date on which any Member has submitted to the Fund a written request for the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Member's Interest;
3.   at the election of the Adviser;
4. upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains; or
5.   as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts--Allocation of Net Profits and Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to
satisfy   debts  owing  to  the   Members,   and  (3)  finally  to  the  Members
proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement any investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

REPORTS TO MEMBERS

The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Adviser or Investment Manager regarding the Fund's operations during such period also will be sent to Members.

FISCAL YEAR

For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Fund will commence on the date of the initial closing and will end on December 31, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

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

FINANCIAL STATEMENTS


The following comprise the financial statements of the Fund:
Independent Auditors' Report.
Statement of Assets and Liabilities.
Statement of Operations.
Notes to the Financial Statements.

[Financial statements to be added by pre-effective amendment.]



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